Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2026

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2026

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers.)

Balance Sheet Data
	As of
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Assets:
Cash and cash equivalents	$399,342	$354,091	$599,105	$219,972	$484,238
Investment securities	885,051	892,116	886,641	890,582	849,226
Loans held for sale (1)	68,634	57,997	41,782	117,350	40,206
Loans	5,386,149	5,410,406	5,366,973	5,446,329	5,281,374
Allowance for credit losses	(93,093)	(87,767)	(91,840)	(85,352)	(79,865)
Loans, net	5,293,056	5,322,639	5,275,133	5,360,977	5,201,509
Federal Home Loan Bank ("FHLB") stock, at cost	17,508	18,149	27,014	32,114	25,849
Premises and equipment, net	40,885	42,253	40,843	35,986	37,884
Right-of-use assets	27,497	29,042	30,443	31,330	32,804
Goodwill	40,516	40,516	40,516	40,516	40,516
Other real estate owned ("OREO")	1,072	843	896	1,277	1,246
Bank owned life insurance ("BOLI")	113,179	112,216	111,272	110,721	109,773
Other assets and accrued interest receivable	195,045	191,967	199,634	201,236	191,668
Total assets	$7,081,785	$7,061,829	$7,253,279	$7,042,061	$7,014,919

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,246,317	$1,248,704	$1,275,427	$1,173,461	$1,239,023
Interest-bearing	4,343,924	4,303,038	4,233,693	4,029,686	4,099,322
Total deposits	5,590,241	5,551,742	5,509,120	5,203,147	5,338,345

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	69,673	68,615	81,337	88,504	74,522
Operating lease liabilities	28,518	30,077	31,492	32,370	33,833
Federal Home Loan Bank advances	127,000	157,000	366,500	506,000	375,000
Other liabilities and accrued interest payable	102,488	97,598	131,443	109,747	108,699
Total liabilities	5,917,920	5,905,032	6,119,892	5,939,768	5,930,399

Stockholders' equity	1,163,865	1,156,797	1,133,387	1,102,293	1,084,520
Total liabilities and stockholders' equity	$7,081,785	$7,061,829	$7,253,279	$7,042,061	$7,014,919

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers.)

Average Balance Sheet Data
	Three Months Ended					Nine Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Sep. 30, 2026	Sep. 30, 2025
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$302,058	$256,961	$344,353	$407,022	$476,681	$300,969	$538,644
Investment securities, including FHLB stock	919,470	912,466	906,692	901,006	806,304	912,923	704,701
Loans, including loans held for sale	5,467,594	5,396,640	5,464,500	5,365,734	5,281,369	5,442,931	5,365,207
Total interest-earning assets	6,689,122	6,566,067	6,715,545	6,673,762	6,564,354	6,656,823	6,608,552

Allowance for credit losses	(89,797)	(92,164)	(89,017)	(79,832)	(81,196)	(90,329)	(96,320)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	80,227	100,038	132,446	70,289	82,616	104,046	198,110
Premises and equipment, net	41,835	41,741	37,907	38,868	37,557	40,509	34,458
Bank owned life insurance	112,638	111,718	111,300	110,385	109,381	111,890	108,472
Other assets	265,440	273,948	286,831	273,906	279,166	275,326	275,358

Total assets	$7,099,465	$7,001,348	$7,195,012	$7,087,378	$6,991,878	$7,098,265	$7,128,630

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$4,361,287	$4,192,067	$4,157,622	$4,084,332	$4,078,925	$4,237,737	$4,067,511
SSUARs and other short-term borrowings	72,168	82,507	89,307	133,851	73,135	81,264	89,755
Federal Home Loan Bank advances	137,543	158,654	426,794	377,793	372,283	239,938	420,476
Total interest-bearing liabilities	4,570,998	4,433,228	4,673,723	4,595,976	4,524,343	4,558,939	4,577,742

Noninterest-bearing liabilities and Stockholders’ Equity:
Noninterest-bearing deposits	1,235,277	1,289,710	1,257,977	1,261,600	1,254,609	1,260,913	1,355,572
Other liabilities	116,729	123,813	133,479	125,515	131,269	124,612	141,767
Stockholders' equity	1,176,461	1,154,597	1,129,833	1,104,287	1,081,657	1,153,801	1,053,549

Total liabilities and stockholders’ equity	$7,099,465	$7,001,348	$7,195,012	$7,087,378	$6,991,878	$7,098,265	$7,128,630

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers.)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended September 30, 2026			Three Months Ended September 30, 2025
	Average		Average	Average		Average
(in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$302,058	$2,808	3.69%	$476,681	$5,292	4.40%
Investment securities, including FHLB stock (a)	919,470	9,524	4.11	806,304	8,272	4.07

RCS LOC products (b)	56,201	16,121	113.80	45,764	12,123	105.10
Other RPG loans (c)	130,793	1,587	4.81	90,362	1,591	6.99
Outstanding Warehouse lines of credit	585,494	9,340	6.33	575,273	10,180	7.02
Traditional Banking loans (c)	4,695,106	68,311	5.77	4,569,970	65,781	5.71
Total loans (d)	5,467,594	95,359	6.92	5,281,369	89,675	6.74

Total interest-earning assets	6,689,122	107,691	6.39	6,564,354	103,239	6.24

Allowance for credit losses	(89,797)			(81,196)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	80,227			82,616
Premises and equipment, net	41,835			37,557
Bank owned life insurance	112,638			109,381
Other assets (a)	265,440			279,166
Total assets	$7,099,465			$6,991,878

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,846,012	$3,088	0.66%	$1,667,600	$2,600	0.62%
Money market accounts	1,598,487	9,749	2.42	1,490,557	10,969	2.92
Time deposits	518,084	4,603	3.52	463,657	4,363	3.73
Reciprocal money market and time deposits	297,578	1,996	2.66	334,939	2,763	3.27
Brokered deposits	101,126	1,172	4.60	122,172	1,399	4.54

Total interest-bearing deposits	4,361,287	20,608	1.87	4,078,925	22,094	2.15

SSUARs and other short-term borrowings	72,168	81	0.45	73,135	116	0.63
Federal Home Loan Bank advances	137,543	1,330	3.84	372,283	4,059	4.33

Total interest-bearing liabilities	4,570,998	22,019	1.91	4,524,343	26,269	2.30

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,235,277			1,254,609
Other liabilities	116,729			131,269
Stockholders’ equity	1,176,461			1,081,657
Total liabilities and stockholders’ equity	$7,099,465			$6,991,878

Net interest income		$85,672			$76,970

Net interest spread			4.48%			3.94%

Net interest margin			5.08%			4.65%

(a)	For the purpose of this calculation, the fair value adjustment on debt securities is included as a component of other assets.
(b)	Interest income is composed either entirely or predominantly of loan fees.
(c)	Average balances include the principal balance of nonaccrual loans and loans held for sale that are not carried at fair value and are inclusive of all loan premiums, discounts, fees and costs.
(d)	See Footnote 2 of the Earnings Release Financial Supplement for detail of total loan fees by reporting segment.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers.)

Income Statement Data
	Three Months Ended					Nine Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Sep. 30, 2026	Sep. 30, 2025

Total interest income (2)	$107,691	$102,531	$113,787	$103,233	$103,239	$324,009	$335,280
Total interest expense	22,019	20,829	23,335	24,423	26,269	66,183	79,420
Net interest income	85,672	81,702	90,452	78,810	76,970	257,826	255,860

Provision	10,514	5,157	9,780	10,079	2,023	25,451	21,518

Noninterest income:
Service charges on deposit accounts	4,585	4,068	3,883	3,825	3,646	12,536	10,611
Net refund transfer fees	1,403	3,208	9,525	108	1,117	14,136	17,577
Mortgage banking income (1)	1,222	1,799	1,825	1,620	2,064	4,846	5,781
Interchange fee income	3,506	3,623	2,873	2,884	3,030	10,002	9,307
Program fees (1)	5,913	5,058	4,549	4,444	4,888	15,520	13,161
Increase in cash surrender value of BOLI	964	943	930	947	1,035	2,837	2,649
Net losses on OREO	(52)	(41)	(50)	(53)	(52)	(143)	(158)
Gain on sale of Republic Bank Finance loans/leases (1)	—	—	5,845	—	—	5,845	—
Gain on sale of Visa Class B-1 shares	—	—	—	—	—	—	4,090
Other (1)	721	911	579	1,684	840	2,211	4,348
Total noninterest income	18,262	19,569	29,959	15,459	16,568	67,790	67,366

Noninterest expense:
Salaries and employee benefits	31,220	30,943	32,117	34,163	31,027	94,280	92,897
Technology, equipment, and communication	8,658	8,686	7,946	8,581	8,710	25,290	26,037
Occupancy	3,596	3,460	3,648	3,673	3,547	10,704	10,502
Marketing and development	3,227	3,097	1,778	2,422	2,668	8,102	5,298
FDIC insurance expense	762	720	832	751	763	2,314	2,313
Interchange related expense	1,415	1,405	1,401	1,609	1,640	4,221	4,764
Legal and professional fees	800	836	450	825	1,100	2,086	2,884
Core conversion and related contract consulting fees	—	—	—	220	97	—	5,993
FHLB advances early termination penalties	—	—	2,316	—	—	2,316	—
Other	4,109	4,417	4,758	4,351	4,201	13,284	12,906
Total noninterest expense	53,787	53,564	55,246	56,595	53,753	162,597	163,594

Income before income tax expense	39,633	42,550	55,385	27,595	37,762	137,568	138,114
Income tax expense	8,562	9,684	12,816	4,774	8,018	31,062	29,618

Net income	$31,071	$32,866	$42,569	$22,821	$29,744	$106,506	$108,496

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers.)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Nine Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Sep. 30, 2026	Sep. 30, 2025
Per Share Data:

Basic weighted average shares outstanding	19,843	19,833	19,795	19,744	19,733	19,827	19,734
Diluted weighted average shares outstanding	19,888	19,864	19,830	19,799	19,791	19,865	19,803

Period-end shares outstanding:
Class A Common Stock	17,485	17,498	17,467	17,393	17,387	17,485	17,387
Class B Common Stock	2,137	2,137	2,148	2,148	2,149	2,137	2,149

Book value per share (3)	$59.31	$58.92	$57.78	$56.41	$55.51	$59.31	$55.51
Tangible book value per share (3)	56.83	56.44	55.30	53.91	53.01	56.83	53.01

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.59	$1.69	$2.18	$1.17	$1.53	$5.45	$5.57
Basic EPS - Class B Common Stock	1.44	1.53	1.98	1.07	1.39	4.95	5.07
Diluted EPS - Class A Common Stock	1.59	1.68	2.18	1.17	1.52	5.44	5.55
Diluted EPS - Class B Common Stock	1.44	1.53	1.98	1.06	1.39	4.94	5.05

Cash dividends declared per Common share:
Class A Common Stock	$0.495	$0.495	$0.495	$0.451	$0.451	$1.485	$1.353
Class B Common Stock	0.450	0.450	0.450	0.410	0.410	1.350	1.230

Performance Ratios:

Return on average assets	1.74%	1.88%	2.40%	1.28%	1.69%	2.01%	2.03%
Return on average equity	10.48	11.42	15.28	8.20	10.91	12.34	13.77
Efficiency ratio (4)	51.8	52.9	45.9	60.0	57.5	49.9	50.6
Yield on average interest-earning assets (2)	6.39	6.26	6.87	6.14	6.24	6.51	6.78
Cost of average interest-bearing liabilities	1.91	1.88	2.02	2.11	2.30	1.94	2.32
Cost of average deposits (5)	1.46	1.40	1.41	1.50	1.64	1.42	1.61
Net interest spread (2)	4.48	4.38	4.85	4.03	3.94	4.57	4.46
Net interest margin - Total Company (2)	5.08	4.99	5.46	4.69	4.65	5.18	5.18
Net interest margin - Core Bank (2)	4.03	4.02	3.96	3.87	3.78	4.00	3.73

Other Information:

End of period FTEs (6) - Total Company	958	958	966	973	978	958	978
End of period FTEs (6) - Core Bank	898	897	907	911	918	898	918
Number of full-service banking centers	47	47	47	47	47	47	47

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers.)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Loan Composition:

Traditional Banking:
Residential real estate:
Owner-occupied	$1,048,995	$1,042,149	$1,028,473	$1,040,080	$1,044,737
Nonowner-occupied	275,690	275,983	280,777	283,246	291,373
Commercial real estate
Owner-occupied	713,901	704,806	684,405	666,948	643,519
Nonowner-occupied	832,094	819,996	819,363	799,420	801,644
Multi-Family	347,108	377,392	328,154	331,370	321,453
Construction & land development	258,116	215,341	245,423	238,455	246,065
Commercial & industrial	542,480	547,145	541,646	528,873	488,786
Lease financing receivables	21,259	21,572	20,710	20,523	96,605
Aircraft	199,248	202,729	202,388	203,120	202,742
Home equity	436,148	429,812	425,662	413,638	399,691
Consumer:
Credit cards	11,860	11,422	11,659	10,711	10,787
Overdrafts	876	825	802	971	881
Automobile loans	815	645	678	738	813
Other consumer	5,362	5,692	6,151	8,204	9,210
Total Traditional Banking	4,693,952	4,655,509	4,596,291	4,546,297	4,558,306
Warehouse lines of credit	537,585	614,696	629,848	754,090	609,826
Total Core Banking	5,231,537	5,270,205	5,226,139	5,300,387	5,168,132

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	—	—	8,458	12,924	—
Other TRS commercial & industrial loans	309	156	701	19,473	292
Republic Payment Solutions	6,445	—	—	—	—
Republic Credit Solutions	147,858	140,045	131,675	113,545	112,950
Total Republic Processing Group	154,612	140,201	140,834	145,942	113,242

Total Loans - Total Company	$5,386,149	$5,410,406	$5,366,973	$5,446,329	$5,281,374

Allowance for Credit Losses on Loans:

Traditional Banking	$65,430	$63,806	$64,041	$63,662	$58,479
Warehouse Lending	1,341	1,533	1,571	1,882	1,522
Total Core Banking	66,771	65,339	65,612	65,544	60,001

Tax Refund Solutions	1	1	6,344	333	1
Republic Credit Solutions	26,321	22,427	19,884	19,475	19,863
Total Republic Processing Group	26,322	22,428	26,228	19,808	19,864

Total Allowance - Total Company	$93,093	$87,767	$91,840	$85,352	$79,865

Allowance to Total Loans:

Traditional Banking	1.39%	1.37%	1.39%	1.40%	1.28
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.28	1.24	1.26	1.24	1.16

Tax Refund Solutions	0.32	0.64	69.27	1.03	0.34
Republic Credit Solutions	17.80	16.01	15.10	17.15	17.59
Total Republic Processing Group	17.02	16.00	18.62	13.57	17.54

Total Company	1.73	1.62	1.71	1.57	1.51

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers.)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Nine Months Ended
	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Sep. 30, 2026	Sep. 30, 2025

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$33,010	$30,645	$31,784	$23,806	$21,572	$33,010	$21,572
Loans past due 90-days-or-more and still on accrual	145	83	68	161	137	145	137
Total nonperforming loans	33,155	30,728	31,852	23,967	21,709	33,155	21,709
OREO	1,072	843	896	1,277	1,246	1,072	1,246
Total nonperforming assets	$34,227	$31,571	$32,748	$25,244	$22,955	$34,227	$22,955

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$33,010	$30,645	$31,784	$23,806	$21,572	$33,010	$21,572
Loans past due 90-days-or-more and still on accrual	—	4	—	—	—	—	—
Total nonperforming loans	33,010	30,649	31,784	23,806	21,572	33,010	21,572
OREO	1,072	843	896	1,277	1,246	1,072	1,246
Total nonperforming assets	$34,082	$31,492	$32,680	$25,083	$22,818	$34,082	$22,818

Delinquent Loans:
Core Bank	$14,235	$18,436	$33,052	$13,925	$10,691	$14,235	$10,691
RPG	11,594	10,054	9,690	8,938	8,691	11,594	8,691
Total delinquent loans - Total Company	$25,829	$28,490	$42,742	$22,863	$19,382	$25,829	$19,382

NCOs (Recoveries) by Segment:
Traditional Banking	$564	$92	$326	$879	$251	$982	$700
Warehouse Lending	—	—	—	—	—	—	—
Core Bank	564	92	326	879	251	982	700
Tax Refund Solutions	(550)	5,297	(669)	(894)	(1,468)	4,078	19,888
Republic Credit Solutions	5,174	3,841	3,635	4,607	5,135	12,650	13,043
RPG	4,624	9,138	2,966	3,713	3,667	16,728	32,931
Total NCOs (recoveries) - Total Company	$5,188	$9,230	$3,292	$4,592	$3,918	$17,710	$33,631

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.62%	0.57%	0.59%	0.44%	0.41%	0.62%	0.41%
Nonperforming assets to total loans (including OREO)	0.64	0.58	0.61	0.46	0.43	0.64	0.43
Nonperforming assets to total assets	0.48	0.45	0.45	0.36	0.33	0.48	0.33
Allowance for credit losses to total loans	1.73	1.62	1.71	1.57	1.51	1.73	1.51
Allowance for credit losses to nonperforming loans	281	286	288	356	368	281	368
Delinquent loans to total loans (7)	0.48	0.53	0.80	0.42	0.37	0.48	0.37
Annualized NCOs (recoveries) to average loans	0.38	0.69	0.24	0.34	0.29	0.44	0.84

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.63%	0.58%	0.61%	0.45%	0.42%	0.63%	0.42%
Nonperforming assets to total loans (including OREO)	0.65	0.60	0.63	0.47	0.44	0.65	0.44
Nonperforming assets to total assets	0.53	0.49	0.49	0.38	0.35	0.53	0.35
Allowance for credit losses to total loans	1.28	1.24	1.26	1.24	1.16	1.28	1.16
Allowance for credit losses to nonperforming loans	202	213	206	275	278	202	278
Delinquent loans to total loans (7)	0.27	0.35	0.63	0.26	0.21	0.27	0.21
Annualized NCOs (recoveries) to average loans	0.04	0.01	0.03	0.07	0.02	0.03	0.02

TRS Refund Advances ("RAs and ERAs")

RAs and ERAs originated	$—	$—	$246,396	$12,924	$—	$246,396	$662,556
Net (credit) charge to the Provision for RAs and ERAs	(547)	(1,056)	5,318	(598)	(1,454)	3,715	9,947
RAs and ERAs NCOs (recoveries)	(547)	5,227	(669)	(894)	(1,454)	4,011	19,740

Republic Bancorp, Inc.

Earnings Release

Financial Supplement

Third Quarter 2026 (continued)

Segment Data:

Reportable segments are determined based on the products and services offered and the level of information provided to the chief operating decision maker (“CODM”). The CODM uses this information to review the performance of various components of the business, including banking centers and business units, which are aggregated when their operating performance, products and services, and clients are similar. The Company’s Executive Chair and Chief Executive Officer serves as the Company’s CODM. Income before income tax expense is the measure of segment profit or loss regularly reviewed by the CODM and used to allocate resources and evaluate performance.

As of September 30, 2026, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending, Tax Refund Solutions, Republic Payment Solutions, and Republic Credit Solutions. Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group operations.

The nature of each segment’s operations and the primary drivers of net revenues by reportable segment are described below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking	Provides traditional banking products to clients in its market footprint via its banking center network and to clients outside of its market footprint primarily via its digital delivery channels.	Net interest income

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the U.S.	Net interest income

Republic Processing Group:

Tax Refund Solutions

Offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Net interest income and Net refund transfer fees

Republic Payment Solutions	Offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Net interest income and Program fees

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Net interest income and Program fees

The accounting policies used for Republic’s reportable segments are consistent with those described in the summary of significant accounting policies. Segment performance is evaluated based on operating income before income taxes. Goodwill is allocated to the Traditional Banking segment. Income taxes are generally allocated based on income before income tax expense unless specific segment allocations can be reasonably determined.

Transactions among reportable segments are recorded at carrying value. Net interest income is reflected within each applicable business segment based on the underlying financial instruments assigned to that segment and the impact of the Company’s internal funds transfer pricing process applied to each instrument. Funds transfer pricing is allocated from the Traditional Banking segment to each segment based on the assumed terms of the underlying financial instruments within that segment and applicable market interest rates corresponding to those assumed terms.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2026 (continued)

Segment information for the three and nine months ended September 30, 2026, and 2025 follows:

	Three Months Ended September 30, 2026
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$62,346	$3,711	$66,057	$(256)	$3,326	$16,545	$19,615	$85,672

Provision for expected credit loss expense	2,188	(192)	1,996	(550)	—	9,068	8,518	10,514

Net refund transfer fees	—	—	—	1,403	—	—	1,403	1,403
Mortgage banking income	1,222	—	1,222	—	—	—	—	1,222
Program fees	—	—	—	—	866	5,047	5,913	5,913
Other noninterest income	9,659	26	9,685	34	4	1	39	9,724
Total noninterest income	10,881	26	10,907	1,437	870	5,048	7,355	18,262

Total noninterest expense	44,968	945	45,913	2,019	1,229	4,626	7,874	53,787

Income before income tax expense	26,071	2,984	29,055	(288)	2,967	7,899	10,578	39,633
Income tax expense	5,549	716	6,265	(79)	648	1,728	2,297	8,562

Net income	$20,522	$2,268	$22,790	$(209)	$2,319	$6,171	$8,281	$31,071

Period-end assets	$5,848,728	$538,079	$6,386,807	$17,497	$495,552	$181,929	$694,978	$7,081,785

Net interest margin	4.18%	2.51%	4.03%	NM	NM	NM	NM	5.08%

Net-revenue concentration*	70%	4%	74%	1%	4%	21%	26%	100%

	Three Months Ended September 30, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$57,424	$3,805	$61,229	$280	$3,193	$12,268	$15,741	$76,970

Provision for expected credit loss expense	(325)	(154)	(479)	(1,467)	—	3,969	2,502	2,023

Net refund transfer fees	—	—	—	1,117	—	—	1,117	1,117
Mortgage banking income	2,064	—	2,064	—	—	—	—	2,064
Program fees	—	—	—	—	781	4,107	4,888	4,888
Other noninterest income	8,438	21	8,459	38	1	1	40	8,499
Total noninterest income	10,502	21	10,523	1,155	782	4,108	6,045	16,568

Total noninterest expense	46,194	945	47,139	2,348	1,105	3,161	6,614	53,753

Income before income tax expense	22,057	3,035	25,092	554	2,870	9,246	12,670	37,762
Income tax expense	4,591	684	5,275	95	624	2,024	2,743	8,018

Net income	$17,466	$2,351	$19,817	$459	$2,246	$7,222	$9,927	$29,744

Period-end assets	$5,952,561	$610,155	$6,562,716	$22,673	$310,220	$119,310	$452,203	$7,014,919

Net interest margin	3.89%	2.62%	3.78%	NM	NM	NM	NM	4.65%

Net-revenue concentration*	72%	4%	76%	2%	4%	18%	24%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Third Quarter 2026 (continued)

	Nine Months Ended September 30, 2026
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$182,048	$11,355	$193,403	$11,201	$9,369	$43,853	$64,423	$257,826

Provision for expected credit loss expense	2,750	(541)	2,209	3,746	—	19,496	23,242	25,451

Net refund transfer fees	—	—	—	14,136	—	—	14,136	14,136
Mortgage banking income	4,846	—	4,846	—	—	—	—	4,846
Program fees	—	—	—	—	2,385	13,135	15,520	15,520
Gain on sale of Republic Bank Finance loans/leases	5,845	—	5,845	—	—	—	—	5,845
Other noninterest income	27,207	73	27,280	154	7	2	163	27,443
Total noninterest income	37,898	73	37,971	14,290	2,392	13,137	29,819	67,790

Total noninterest expense	136,234	2,868	139,102	7,384	3,701	12,410	23,495	162,597

Income before income tax expense	80,962	9,101	90,063	14,361	8,060	25,084	47,505	137,568
Income tax expense	18,518	2,184	20,702	3,114	1,759	5,487	10,360	31,062

Net income	$62,444	$6,917	$69,361	$11,247	$6,301	$19,597	$37,145	$106,506

Period-end assets	$5,848,728	$538,079	$6,386,807	$17,497	$495,552	$181,929	$694,978	$7,081,785

Net interest margin	4.15%	2.56%	4.00%	NM	NM	NM	NM	5.18%

Net-revenue concentration*	68%	3%	71%	8%	4%	17%	29%	100%

	Nine Months Ended September 30, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$167,125	$10,382	$177,507	$30,154	$10,750	$37,449	$78,353	$255,860

Provision for expected credit loss expense	(577)	148	(429)	10,028	—	11,919	21,947	21,518

Net refund transfer fees	—	—	—	17,577	—	—	17,577	17,577
Mortgage banking income	5,781	—	5,781	—	—	—	—	5,781
Program fees	—	—	—	—	2,283	10,878	13,161	13,161
Gain on sale of Visa Class B-1 shares	4,090	—	4,090	—	—	—	—	4,090
Other noninterest income	26,441	64	26,505	248	2	2	252	26,757
Total noninterest income	36,312	64	36,376	17,825	2,285	10,880	30,990	67,366

Total noninterest expense	140,733	2,768	143,501	8,075	3,344	8,674	20,093	163,594

Income before income tax expense	63,281	7,530	70,811	29,876	9,691	27,736	67,303	138,114
Income tax expense	13,247	1,697	14,944	6,494	2,109	6,071	14,674	29,618

Net income	$50,034	$5,833	$55,867	$23,382	$7,582	$21,665	$52,629	$108,496

Period-end assets	$5,952,561	$610,155	$6,562,716	$22,673	$310,220	$119,310	$452,203	$7,014,919

Net interest margin	3.84%	2.60%	3.73%	NM	NM	NM	NM	5.18%

Net-revenue concentration*	63%	3%	66%	15%	4%	15%	34%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Earnings Release Financial Supplement

Footnotes:

(1)	In the ordinary course of business, the Bank originates both mortgage and consumer loans with the intent to sell. Mortgage loans held for sale are primarily originated and sold into the secondary market through the Traditional Banking segment, while consumer loans held for sale are originated and sold through the Republic Credit Solutions segment. Gains on the sale of mortgage loans are recorded as a component of “Mortgage Banking” income. Gains on the sale of Republic Credit Solutions consumer loans are recorded as a component of “Program Fees.”

During the second quarter of 2025, the Traditional Banking segment entered into an agreement to sell its consumer credit card portfolio. As a result, these loans were transferred from held for investment to loans held for sale, and the related gain was recorded as a component of other noninterest income during the second quarter of 2025.

During the fourth quarter of 2025, the Traditional Banking segment entered into an agreement to sell approximately $82 million of Republic Bank Finance loans and lease financing receivables. As a result, these loans and lease financing receivables were transferred from held for investment to loans held for sale, and the related gain was recorded as a component of noninterest income during the first quarter of 2026.

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(dollars in thousands)	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Sep. 30, 2026	Sep. 30, 2025

Mortgage Loans Held for Sale

Balance, beginning of period	$16,566	$12,953	$7,516	$15,338	$8,850	$7,516	$8,312
Originations	52,046	67,334	47,990	58,417	59,494	167,370	152,515
Proceeds from sales	(59,898)	(65,182)	(44,042)	(67,560)	(54,716)	(169,122)	(150,093)
Net gain on sale	870	1,461	1,489	1,321	1,710	3,820	4,604
Balance, end of period	$9,584	$16,566	$12,953	$7,516	$15,338	$9,584	$15,338

Consumer Loans Held for Sale

Balance, beginning of period	$41,431	$28,829	$27,995	$24,868	$27,952	$27,995	$24,075
Originations	428,879	379,542	291,165	277,273	271,718	1,099,586	859,496
Transferred from held for investment to held for sale	—	—	—	—	—	—	4,977
Proceeds from sales	(416,308)	(371,254)	(294,104)	(277,926)	(278,908)	(1,081,666)	(874,886)
Net gain on sale	5,048	4,314	3,773	3,780	4,106	13,135	11,206
Balance, end of period	$59,050	$41,431	$28,829	$27,995	$24,868	$59,050	$24,868

Other Loans Held for Sale

Balance, beginning of period	$—	$—	$81,839	$—	$—	$81,839	$—
Transferred from held for investment to held for sale	—	—	—	81,839	—	—	—
Proceeds from sales	—	—	(87,684)	—	—	(87,684)	—
Net gain on sale	—	—	5,845	—	—	5,845	—
Balance, end of period	$—	$—	$—	$81,839	$—	$—	$—

(2)	Loan fee income can meaningfully impact total interest income, loan yields, net interest income, net interest margin, and net interest spread. The following table presents total loan fees by reportable segment:

	Three Months Ended					Nine Months Ended
(in thousands)	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Sep. 30, 2026	Sep. 30, 2025

Traditional Banking	$1,907	$1,264	$1,304	$2,003	$1,393	$4,475	$4,051
Warehouse Lending	360	361	396	362	364	1,117	1,043
Total Core Bank	2,267	1,625	1,700	2,365	1,757	5,592	5,094
Tax Refund Solutions	(393)	77	13,528	288	17	13,212	33,717
Republic Credit Solutions	16,121	14,036	12,441	11,411	12,123	42,598	36,794
Total Republic Processing Group	15,728	14,113	25,969	11,699	12,140	55,810	70,511

Total Loan Fees	$17,995	$15,738	$27,669	$14,064	$13,897	$61,402	$75,605

(3)	The following table reconciles total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP measure. The Company provides tangible book value per share, a non-GAAP measure, in addition to measures defined by banking regulators, because it is widely used by investors to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025

Total stockholders' equity - GAAP (a)	$1,163,865	$1,156,797	$1,133,387	$1,102,293	$1,084,520
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,915	6,783	6,693	6,811	6,798
Less: Core deposit intangible	1,253	1,343	1,432	1,535	1,637
Tangible stockholders' equity - Non-GAAP (c)	$1,115,181	$1,108,155	$1,084,746	$1,053,431	$1,035,569

Total assets - GAAP (b)	$7,081,785	$7,061,829	$7,253,279	$7,042,061	$7,014,919
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,915	6,783	6,693	6,811	6,798
Less: Core deposit intangible	1,253	1,343	1,432	1,535	1,637
Tangible assets - Non-GAAP (d)	$7,033,101	$7,013,187	$7,204,638	$6,993,199	$6,965,968

Total stockholders' equity to total assets - GAAP (a/b)	16.43%	16.38%	15.63%	15.65%	15.46%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	15.86%	15.80%	15.06%	15.06%	14.87%

Number of shares outstanding (e)	19,622	19,635	19,615	19,541	19,536

Book value per share - GAAP (a/e)	$59.31	$58.92	$57.78	$56.41	$55.51
Tangible book value per share - Non-GAAP (c/e)	56.83	56.44	55.30	53.91	53.01

(4)	The efficiency ratio equals total noninterest expense divided by total revenue, which is the sum of net interest income and noninterest income. The adjusted efficiency ratio, a non-GAAP measure, excludes notable infrequent or nonrecurring revenues and expenses related to the gain on sale of Republic Bank Finance, the nonrenewal of a large tax provider contract, the gain on the sale of Visa Class B-1 shares, the gain on sale of consumer credit cards, insurance proceeds received, the early termination penalty on Federal Home Loan Bank advances and core system deconversion and related consulting fees.

	Three Months Ended					Nine Months Ended
(dollars in thousands)	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Sep. 30, 2026	Sep. 30, 2025

Net interest income - GAAP (a)	$85,672	$81,702	$90,452	$78,810	$76,970	$257,826	$255,860
Noninterest income - GAAP (b)	18,262	19,569	29,959	15,459	16,568	67,790	67,366
Total net revenue - GAAP (c)	$103,934	$101,271	$120,411	$94,269	$93,538	$325,616	$323,226
Less: Gain on sale of Republic Bank Finance	$—	$—	$5,845	$—	$—	5,845	—
Less: Nonrenewal of a large tax provider contract	—	—	—	(280)	580	—	13,584
Less: Gain on sale of Visa Class B-1 shares	—	—	—	—	—	—	4,090
Less: Gain on sale of consumer credit card portfolio	—	—	—	—	—	—	328
Less: Insurance recovery	—	—	—	—	—	—	1,571
Total adjusted revenue - Non-GAAP (e)	$103,934	$101,271	$114,566	$94,549	$92,958	$319,771	$303,653

Noninterest expense - GAAP (d)	$53,787	$53,564	$55,246	$56,595	$53,753	$162,597	$163,594
Less: Early termination penalty - FHLB advances	—	—	2,316	—	—	2,316	—
Less: Core system deconversion and consulting fees	—	—	—	220	97	—	5,993
Total adjusted noninterest expense - Non-GAAP (f)	$53,787	$53,564	$52,930	$56,375	$53,656	$160,281	$157,601

Efficiency Ratio - GAAP (d/c)	51.8%	52.9%	45.9%	60.0%	57.5%	49.9%	50.6%
Adjusted Efficiency Ratio - Non-GAAP (f/e)	51.8%	52.9%	46.2%	59.6%	57.7%	50.1%	51.9%

(5)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by the sum of total average interest-bearing deposits and total average noninterest-bearing deposits.

(6)	FTEs – Full-time-equivalent employees.

(7)	The delinquent loans to total loans ratio equals loans 30 days or more past due divided by total loans. Depending on the loan class, delinquency is determined based on either the number of days or the number of payments past due.

NM – Not meaningful

NA – Not applicable

QTD – Quarter-to-date

YTD – Year-to-date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628